SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report: (Date of earliest event reported) July 8, 1999



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                        1-3247              16-0393470
(State or other jurisdiction    (Commission         (I.R.S. Employer
of incorporation)               File Number)        Identification No.)



One Riverfront Plaza, Corning, New York             14831
(Address of principal executive offices)            (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date:  July 8, 1999           By /s/    KATHERINE A. ASBECK
                                        Katherine A. Asbeck
                                        Vice President and Controller

Item 5.   Other Events.

In response to numerous requests, set forth below is Corning's segment information by quarter for 1997 in accordance with Financial Accounting Standard No. 131, "Disclosures about Segments of an Enterprise and Related Information".

Exhibit 1

Exhibit 1

                                      Three Months Ended           Year Ended
                             -------------------------------------
                             March 31, June 30, Sept. 30, Dec. 31,  Dec. 31,
                                1997     1997     1997      1997      1997
                             --------- -------- --------- --------  --------
     Telecommunications
     Net sales                $406.9   $468.6   $458.9    $460.9   $ 1,795.3
     Income from continuing
       operations before
       minority interest
       and equity earnings    $ 75.8   $ 88.0   $ 73.7    $ 69.8   $   307.3
        Minority interest
         in earnings of
         subsidiaries           (7.3)   (12.3)   (12.3)    (14.1)      (46.0)
        Equity in earnings
         of associated
         companies               7.6     11.3     10.8       6.5        36.2
                              ------   ------   ------    ------   ---------
     Segment net income       $ 76.1   $ 87.0   $ 72.2    $ 62.2   $   297.5
                              ======   ======   ======    ======   =========

     Advanced Materials
     Net sales                $252.8   $254.6   $258.5    $264.5   $ 1,030.4
     Income from continuing
       operations before
       minority interest
       and equity earnings    $ 21.7   $ 22.6   $ 21.8    $ 23.7   $    89.8
        Minority interest
         in earnings of
         subsidiaries            0.3      0.1     (0.1)      0.4         0.7
        Equity in earnings
         of associated
         companies               2.1      4.5      2.8       3.7        13.1
                              ------   ------   ------    ------   ---------
     Segment net income       $ 24.1   $ 27.2   $ 24.5    $ 27.8   $   103.6
                              ======   ======   ======    ======   =========

     Information Display
     Net sales                $151.8   $175.9   $169.2    $167.3   $   664.2
     Income from continuing
       operations before
       minority interest
       and equity earnings    $ (2.9)  $  8.3   $  6.9    $  4.1   $    16.4
        Minority interest
         in earnings of
         subsidiaries           (5.3)    (8.7)   (10.5)     (6.5)      (31.0)
        Equity in earnings
         of associated
         companies              (1.9)     5.1     12.6       5.9        21.7
                              ------   ------   ------    ------   ---------
     Segment net income       $(10.1)  $  4.7   $  9.0    $  3.5   $     7.1
                              ======   ======   ======    ======   =========

     Total segments
     Net sales                $811.5   $899.1   $886.6    $892.7   $ 3,489.9
     Income from continuing
       operations before
       minority interest
       and equity earnings    $ 94.6   $118.9   $102.4    $ 97.6   $   413.5
        Minority interest
         in earnings of
         subsidiaries          (12.3)   (20.9)   (22.9)    (20.2)      (76.3)
        Equity in earnings
         of associated
         companies               7.8     20.9     26.2      16.1        71.0
                              ------   ------   ------    ------   ---------
     Segment net income       $ 90.1   $118.9   $105.7    $ 93.5   $   408.2
                              ======   ======   ======    ======   =========

These amounts do not include revenues, expenses and equity earnings not specifically identifiable to segments.